                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

                  Filed pursuant to Section 13 or 15(d) of the

                       SECURITIES EXCHANGE ACT OF 1934

                     Date reported:    February 7, 1997


                              FINGERMATRIX, INC.
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


(State or other jurisdiction    (Commission   (IRS Employer
of incorporation)               File No.)    Identification No.)

   New York                      0-9940        13-2854686



            145 Palisade Street  Dobbs Ferry, New York 10522-1617
                     (Address of Principal Executive Offices)

                                 (914) 693-1050
                               (Telephone Number)

Item 9. Sales of Equity Securities Pursuant to Regulation S.

                  On January 28, 1997, ABN AMRO CARRINGTON PEMBROKE, LIMITED ("ABN"), an English company, totally independent of the Registrant, purchased as agent for its eleven named clients 313,720 shares of the Registrant's common stock, $.01 Par value ("Common Stock") pursuant to a Regulation S Subscription Agreement ("Subscription Agreement") at a price of $1.4344 per share for an aggregate price of $450,000. A true copy of the Subscription Agreement is annexed as Exhibit .

                  Based upon the terms of the Subscription Agreement, there was no underwriter or placement agent involved, although the Registrant was paying a fee of 8% of the aggregate price to Registrant's investment adviser, Newell-Storr & Co., Inc. Under the Subscription Agreement, ABN represented for its clients that each client was purchasing for its own account. ABN received no commission or other remuneration.

                  The purchase price of $1.4344 per share was determined by taking a 15% discount from the average of the low and high bid prices of the Common Stock as quoted on the electronic bulletin board of NASDAQ for the Registrants's Common Stock on January 28, 1997 which prices averaged $1.6875. Upon taking the 15% discount from the average price of $1.6875 in the sum of $.2531 per share, the purchase price per share of $1.4344 is arrived at. As reported on electronic bulletin board of NASDAQ, 12,700 shares were traded on January 28, 1997 at sales or market prices per share which varied from $1.6875 low and $1.8125 high for an average price of $1.7500.

                  During the month of December 1996, the low and high market prices for sales of the Registrant's Common Stock was $1.562 low and $2. high. For the period from January 1 through January 31, 1997, the low and high market prices were $1.625 and $2, respectively.

                  In the Subscription Agreement, ABN further represented that its clients were "accredited investors" (as that term is used in Regulation D promulgated pursuant to the Securities Act of 1933, as amended ("the Act") and it and each of its clients were "non U.S. person(s)" as that term is used in Regulation S promulgated under the Act. None of the certificates for the shares of Common Stock issued to the eleven clients of ABN bore a restrictive legend prohibiting sale, pledge or transfer, but a "Stop Transfer Order" was placed on the shares for a period of forty days from date of issuance, February 3, 1997. The Registrant has agreed to refund the purchase price to the purchasers if the Registrant should cease being a "reporting company" as defined under Regulation S, prior to the elapse of the forty day period, which ends on March 15, 1997, a Saturday.

                  The Registrant is relying on Regulation S for exemption from registration under the Act as this is a sale to non U.S. persons.



Item 10.  Exhibits
     Exh 10.1 Regulation S Offshore Subscription Agreement dated January 28, 1997 executed by ABN AMRO CARRINGTON PEMBROKE, LIMITED, as agent.



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 7, 1997                    Fingermatrix, Inc.


                                                       Thomas T. Harding
                                                   By --------------------
                                                   Thomas T. Harding, President

                  REGULATION S OFFSHORE SUBSCRIPTION AGREEMENT




Fingermatrix, Inc.
145 Palisade Street
Dobbs Ferry, New York 10522-1617

Attention:  Mr. Thomas T. Harding, President


         WHEREAS, FINGERMATRIX, INC. (the "Company") has determined to sell its Common Stock ($.01 par value), as authorized and pursuant to Regulation S, 17 CFR Section 240.901 et. seq. ("Regulation S"), promulgated under the U.S. Securities Act of 1933 ("the Act"); and


         WHEREAS, the Company is a reporting issuer within the meaning of Rule 902(l) of Regulation S; and


         WHEREAS, the subscribing person signing below (the "Undersigned") hereby subscribes for itself and for its clients-beneficiaries listed in
Schedule 1 annexed hereto and made a part hereof (hereafter referred to as "Clients") and agrees for itself and its Clients to purchase from the Company its shares of Common Stock (the "Securities") as set forth below in Section 4.01 upon the terms and conditions provided herein, and pursuant to the requirements of Regulation S and on behalf of itself and its Clients agrees, tenders, and represents as set forth herein;


         THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:


    1.   The Company covenants as follows:

         1.01 That the Company shall maintain its status as a corporation in good standing and a reporting issuer within the meaning of Rule 902(l) of Regulation S; and

         1.02 That the Company shall provide the Undersigned with information, subject to limitations dictated by confidentiality and non-public information, regarding the
               Company, including annual financial statements, at the Undersigned's request; and

         1.03 That the issuance, sale and delivery of the Securities are within the Company's corporate authority and have been duly authorized by all appropriate corporate action; when such Securities are issued, they will be validly issued, fully paid and non-assessable; and

         1.04 That the Company will be paying an 8% fee to its agents who secured this transaction and, accordingly, there will only be available to the Company 92% of the amount subscribed for hereby.


    2. The Undersigned for itself and each of its Clients covenants as follows:

         2.01 That it and each of its Clients are purchasing the Securities in an Offshore
               Transaction which meets the requirements set forth in Rule 902(i) of Regulation S; and

         2.02 That it and each of its Clients are not a U.S. person as that term is defined in Rule 902(o) of Regulation S; and

         2.03 That it and each of its Clients are not an affiliate of the Company as defined in the
               U.S. Securities Act of 1933 (the "Securities Act"), and that following the purchase of the Securities, neither the Undersigned nor its Clients nor any of their affiliates will be affiliates of the Company; and

         2.04 That at the time of this offer and sale of the Securities, the Undersigned and each of its Clients were outside the United States, and that no offer to purchase or sell the Securities was made by the Undersigned or its affiliates in the United States; that this offer and sale of the Securities have not and will not be pre-arranged with any U.S. person; and that this transaction is not and will not be part of any plan or scheme to evade the Securities Act or its registration provisions; and

         2.05  That it and each of its Clients are aware that the
               Securities are not registered in and cannot be sold
               in the United States or to any U.S. person, as
               defined by Regulation S, prior to the end of the
               restricted period, as set forth in Rule 903(c)(2) of Regulation S, absent registration or exemption therefrom, but, notwithstanding the foregoing, if the Company shall cease for any reason to be a "reporting issuer" prior to the expiration of the restricted period under Rule 903(c)(1), then the Securities
               shall not be transferable for a period of one year
               from date of issuance of the
                                             2
               certificates representing the Securities as provided in Rule 903(c)(3); and

         2.06 That it and each of its Clients are aware that any offers or sales of the Securities prior to the expiration of the restricted period set forth in Rule 903(c)(2) or (3), as the case may be, of Regulation S must be made only in accordance with the provisions of Rules 903 or 904 of Regulation S as applicable; and

         2.07 That it and each of its Clients are not aware of and has not participated in any Directed Selling Efforts, as set forth in Rule 902(k) of Regulation S, on behalf of the Company or its agents, and that any offering materials received contain the disclosure that the Securities are not registered under the Securities Act and cannot be offered or sold in the United States or to U.S. persons, prior to the end of the restricted period, as set forth in Rule 903(c)(2) of Regulation S absent registration or exemption therefrom pursuant to the Securities Act; and

         2.08 That during the restricted period, as set forth in Rule 903 (c) of Regulation S, the Undersigned and each of its Clients will take all steps necessary to ensure compliance with Regulation S including, but not limited to, advising each person involved in any subsequent transaction involving the Securities of their restricted nature, of the requirements of Regulation S, and of such person's obligation to comply with Regulation S; and

         2.09 That the Undersigned and each of its Clients and any of their respective affiliates have not or will not, directly or indirectly, maintain any short position in any securities of the Company or its affiliates until after the end of the restricted period provided herein. Prior to the end of such restricted period, the Undersigned and each of its Clients and any of their respective affiliates shall not, directly or indirectly, engage in any other hedging transaction in connection with the securities of the Company or its affiliates including, but not limited to, options, swaps, or other derivative transactions; and

         2.10  That the Undersigned covenants that it has reviewed
               this transaction for itself and each of its Clients
               with its legal counsel and advisors, and covenants
               that such purchase is in compliance with its
                                    3
               national and local securities laws or regulations, and agrees to advise the Company if such laws or regulations require the Company to place any legends or restrictions on the certificates representing the Securities. The Undersigned for itself and each of its Clients undertakes to take all steps necessary to ensure that any purchase, offer or sale of the Securities will comply with the laws and regulations of all necessary foreign regulatory or self-regulatory authorities and upon request shall provide to the Company opinions of legal counsel regarding such compliance.


    3.   Terms of the Subscription Agreement:

         3.01 This Subscription Agreement shall become an agreement binding on the Company only if and when executed in the name and on behalf of the Company, and when notice of such execution and acceptance, which may be a copy or similar counterpart hereof, is tele-faxed or mailed to the Undersigned; and

         3.02 The Company reserves the right to reject any subscription tendered to it, in whole or in part, in which case it will promptly return the consideration tendered herewith to the Undersigned; and

         3.03 The Undersigned has reviewed its financial condition and commitments and it is satisfied that it and its Clients have no immediate foreseeable need to make any disposition of the Securities. In addition, it and each of its Clients understand that the Company is under no obligation, and has no intention, to register the Securities under the Securities Act or any other act, or meet the reporting requirements under Rule 144 of said Act. Accordingly, the Undersigned and its Clients understand that the Securities may be transferred only pursuant to Regulation S, or pursuant to an exemption from registration or a formal registration under the Securities and Exchange Commission's or applicable state Securities Commission's rules. Finally, the Undersigned and its Clients understand that the Company may unilaterally refuse to approve any transfer made in violation of Regulation S or in violation of the Securities Act of 1993, as amended; and

         3.04 The Undersigned has reviewed for itself and as fiduciary for its Clients the Company's Form 10-K
                                       4
               filed with the U.S. Securities and Exchange
               Commission for the years ended September 30, 1995 and 1996 and the financial statements of the Company included therein and the Undersigned is aware that:
               (i) the Company as of the date hereof has not had any revenue from the sale of the Company's products and services and, accordingly, is deemed to be a development stage company; (ii) the Company is dependent on and shall be dependent on the sale of the Company's securities (such as the purchase contemplated hereby) for its continued development of the Company's products and services; (iii) the Company's independent certified auditors have issued for the fiscal year ended September 30, 1996 an opinion indicating that the future of the Company as a going concern is in doubt in view of: the Company being a development stage company having emerged from bankruptcy in April 1995, the Company having generated no revenues in 1995 and 1996, and the Company having limited working capital.

         3.05 The Undersigned is an "accredited investor" within the meaning of Rule 501(a) under the Act or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a) under the Act. The Undersigned is purchasing the Securities for its own accounts and as a fiduciary for the accounts of its Clients, each of whom is an "accredited investor" within the meaning of Rule 501(a)(7) under the Act and for each of which Client the Undersigned exercises sole investment discretion. The Undersigned and each of its Clients are not acquiring the Securities for or on behalf of, nor will it transfer the Securities to, any pension or welfare plan (as defined in Section 3 of the U.S. Employee Retirement Income Security Act); and

         3.06 The Undersigned is knowledgeable, sophisticated and experienced in business and financial matters and in securities similar to the Securities, and is capable of evaluating the merits and risks of purchasing the Securities. The Undersigned acknowledges and understands that the purchase of the Securities involves risks, including the risk of dilution, diminution in value, or total loss of investment. The Undersigned has had access to, or been furnished with, all information about the Securities and the Company as the Undersigned has deemed necessary, and has been afforded the opportunity to ask such questions of
                                       5
               representatives of the Company and to
               receive answers thereto as the Undersigned has deemed necessary in connection with its decision to purchase the Securities; and

         3.07 The Undersigned and each of its Clients are purchasing the Securities for investment, and have not previously solicited the transfer, resale or disposal of the Securities and presently do not have a view to, or the purpose of, engaging in a distribution thereof or of transferring, reselling or otherwise disposing of any of the Securities, or any interest therein in any transaction that would be in violation of the securities laws of the United States or any state thereof; and

         3.08 The Undersigned has all requisite corporate power and authority to enter into, deliver and perform its obligations under this Agreement. It further has the authority and power to obligate each of its Clients to the covenants and terms of this Agreement. This Agreement has been duly authorized, executed and delivered by the Undersigned, and all legally required corporate proceedings by the Undersigned in connection with the execution, delivery and performance of this Agreement have been taken. This Agreement constitutes a valid and binding obligation of the Undersigned and its Clients, enforceable against it in accordance with its terms, except as the enforceability of such Agreement may be affected or limited by (i) bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally, or (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

         3.09 There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Undersigned or its Clients or any of their respective subsidiaries; and

         3.10 The Undersigned and each of its Clients acknowledge and understand that no U.S. Federal or State Agency has made any finding or determination as to the fairness for public investment, nor any recommendation or endorsement, of the Securities. The Undersigned represents that it fully
                                   6
               understands both
               for itself and its Clients the nature of the investment being made and the substantial risks thereof; and

         3.11 The Undersigned for itself and each of its Clients acknowledge that the Company will advise its transfer agent upon issuance of the Securities of the limitations upon the transfer of such Securities as set forth herein (including, but not limited to, Section 2.05, above, and Section 3.12, below) pursuant to Regulation S; and

         3.12 In accordance with Rule 903 (c) (2) of Regulation S, the Undersigned and each of its Clients agree to forebear from selling the Securities for a period of not less than forty (40) days from the later of the following dates: the date of this Subscription Agreement; or the date upon which the Company collects the Total Price of the Securities, as defined herein. The Undersigned acknowledges for itself and its Clients that this holding period will not be applicable if the Company loses its status as a "reporting issuer", in which case the one year holding period would be applicable in accordance with Rule 903 (c) (3) of Regulation S; and

         3.13 The provisions of this Subscription Agreement shall be construed and enforced according to the laws of the United States and the State of New York. In the event there is any conflict between any offering or sales material and this Subscription Agreement, the terms set forth in this Subscription Agreement shall be controlling; and

         3.14 This Subscription Agreement may be executed in any number of counterparts, all of which shall constitute one and the same agreement. If this Subscription Agreement is entered into by more than one person, all statements and representations herein are made and incurred both jointly and severally by each of the Undersigned.


    4.   Purchase of Securities:

         4.01  The price per share of Common Stock forming the
               Securities hereby purchase shall be U.S. $ , being
               fifteen (15%) percent below the average of the low
               bid and high bid price per share of Common Stock on
               date of execution hereof as reported on
                                      7
               the Automated
               Electronic Bulletin Board of NASDAQ. Accordingly,
               313,720 shares of Common Stock are being purchased hereby for an aggregate offering price of the Securities of Four
               Hundred and Fifty Thousand U.S. Dollars (U.S. $450,000), which is the aggregate consideration for the Securities
               (the "Total Price"); and

         4.02 In the event that the Company should lose its status as a "reporting issuer" within the forty days from the consummation of this sale, i.e., the forty day restrictive period set forth in Rule 903(c)(2), the Company covenants to forthwith return the Total Price to the Undersigned and its Clients and the Undersigned and its Clients at their option shall either return to the Company the certificates for the Common Stock or return the Total Price; after the expiration of said forty day period, the Company shall have no liability to return the Total Price or any portion thereof to the Undersigned and its Clients if the Company should cease being a reporting issuer; notwithstanding the Company's liability to return the Total Price as provided in this Section 4.02, the sale of the Securities is final and complete upon the Undersigned paying the Total Price and the Securities are issued as provided in Sections
               4.03 and 4.04 below; and

         4.03 The Undersigned for itself and its Clients shall tender the amount set forth in paragraph 4.01 herein (the "Subscription Amount") by forwarding this Subscription Agreement to the Company, or to its designated agent, at the Company's address set forth on the first page hereof, and by transmitting guaranteed U.S. funds via wire transfer in the amount of the Subscription Amount payable to the order of Fingermatrix, Inc., or its designated agent as follows:


                      Bank: Hudson Valley Bank
                            328 Central Avenue
                            White Plains, NY 10606
                      Routing #021909300
                      Account #0802364601 ;
               and


         4.04 The Undersigned requests that the certificate or certificates for the Securities purchased hereunder be registered in the names subscribed
                                 8
               to in Schedule
               1 annexed and the registered address of such security holder in Fingermatrix, Inc.'s stock register or books will be the addresses set forth in Schedule 1 annexed.



         The Undersigned executes this Agreement on its own behalf and each of its Clients listed in Schedule 1 and it attests that the addresses listed in
Schedule 1 are the residences or offices maintained by such Clients.



                                       ABN AMRO CARRINGTON PEMBROKE LIMITED

                                                   A.F. Hames
                                       By: ---------------------------
                                           Print Name: A.F. Hames

Attest:  --------------------------------------------------------------
         [PROFESSIONAL CORPORATIONS ONLY] Corporate Secretary Must Sign

Date:    28 January 1997

ACCEPTED BY: (INVESTOR DOES NOT SIGN HERE)
FINGERMATRIX, INC.


         Thomas T. Harding                               January 28, 1997
By:-------------------------                       ---------------------------
                                                   Date of Acceptance

                                   SCHEDULE 1
                 TO REGULATION S OFFSHORE SUBSCRIPTION AGREEMENT




                                                                 SHARES
                                                   US$         SUBSCRIBED
NO.   NAME AND ADDRESS                         SUBSCRIBED         FOR

 1.   Adventatum Jersey Ltd "K"                US$100,000        69,716
      5874 Account
      P O Box 641
      No 1 Seaton Place
      ST HELIER
      Jersey JE4 8YJ
      Channel Islands
      British Isles

 2.   St Andrew Establishment                  US$25,000         17,429
      c/o Messrs Biddle & Co
      1 Gresham Street
      London EC2V 7BU
      England

 3.   Maitland Trustees Limited                US$15,000         10,457
      A/C JC 2172
      c/o Solon S A
      6 Boulevard Georges-Favon
      Box 5726
      1211 Geneva 11
      Switzerland

 4.   J W Bailey Esq                           US$20,000         13,943
      4 Woodland Close
      Thorpe
      Ashbourne
      Derbyshire  DE6 2AP
      England

 5.   P W Darwin Esq                           US$15,000         10,457
      Gore Street
      London  SW7 5PT
      England

 6.   Dr M and MRS B Luzzatto                  US$25,000         17,429
      c/o Mrs L Brittain
      Unione Italiana (UK)
      Reinsurance Company
      118/119 Fenchurch Street
      London EC3M 5BA
      England

                                                                 /Continued



 7.   The Master, Fellows and                  US$60,000         41,829
      Scholars of Trinity Hall
      Trinity Hall
      Cambridge  CB2 1TJ
      England

 8.   The Principal and Scholars               US$60,000         41,829
      of the King's Hall and the
      College of Brasenose in
      Oxford
      Brasenose College
      Oxford  OX1 4AJ
      England

 9.   Elvaston Investments Limited             US$50,000         34,858
      c/o S Chapman Esq
      Messrs Wm Robertshaw & Myers
      18 Cooke Street
      Keighley
      West Yorkshire   BD21 3NP
      England

10.   W. Kessler Esq                           US$25,000         17,429
      20 Seaforth Gardens
      Winchmore Hill
      London N21 3BS
      England

11.   Royal Bank of Scotland plc               US$55,000         38,344
      Trustee of the Pembroke
      World Fund Unit Trust
      Regent's House
      P O Box 348
      42 Islington High Street
      London  N1 8XL
      England
                                                                --------
                                                        TOTAL    313,720



